Exhibit 10.3

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated the 26th day of December, 2013, by and between THE AVENTINE GREENVILLE, LLC (“Seller”) and TRADE STREET OPERATING PARTNERSHIP, LP (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement with an Effective Date of December 5, 2013, as amended by that certain First Amendment to Purchase Agreement dated December 11, 2013 (collectively “Agreement”); and

WHEREAS, the parties desire to amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.                  The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.                  The Agreement as amended by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.                  The definition of “Inspection Date” in Section 3.2 of the Agreement is hereby amended to mean January 3, 2014.

4.                  This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

THE AVENTINE GREENVILLE, LLC, a Delaware limited liability company

By:	Flournoy Development Company, LLC, a Georgia limited liability company, its Manager

	By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy, its President

PURCHASER:

TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: Trade Street OP GP, LLC, a Delaware limited liability company, its general partner

	By:	Trade Street Residential, Inc., a Maryland corporation, its sole member

	By:	/s/ Michael Baumann
	Name:	Michael Baumann
	Title:	Chief Executive Officer